May 1, 2015
BALANCED PORTFOLIO

SUMMARY PROSPECTUS
Class I (NBABX)

This Portfolio is only offered to certain life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at http://www.nb.com/amtportfolios. You can also get this information at no cost by calling 800-877-9700 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated May 1, 2015 (as each may be amended or supplemented), are incorporated herein by reference.

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. These tables do not reflect any fees and expenses charged by your insurance company under your variable contract or by your qualified plan. If the tables did reflect such fees and expenses, the overall expenses would be higher than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses.

Shareholder Fees(fees paid directly from your investment)	N/A
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees	0.85
Distribution (12b-1) fees	None
Other expenses	1.20
Total annual operating expenses	2.05
Fee waiver and/or expense reimbursement	0.20
Total annual operating expenses after fee waiver and/or expense reimbursement [1]	1.85

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$188	$582	$1,045	$2,328

[1]
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class I so that total annual operating expenses (excluding the compensation of NBM, interest, taxes, transaction costs, brokerage commisions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.00% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class I will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.00% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund allocates its assets between common stocks of mid-capitalization companies and investment grade bonds and other debt securities from U.S. government and corporate issuers. The Portfolio Managers normally allocate anywhere from 50% to 70% of net assets to stock investments, with the balance allocated to debt securities (at least 25%) and

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operating cash. In determining the Fund’s allocation, the Portfolio Managers consult with senior management of the adviser and sub-adviser. The Fund seeks to reduce risk by diversifying among many issuers, sectors, industries and different types of securities.

Equity Strategy

The Fund defines mid-capitalization companies as those with a total market capitalization within the market capitalization range of the Russell Midcap® Index at the time of purchase. The Portfolio Managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, they look for what they believe to be fast-growing companies with above-average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Managers analyze such factors as:

■	financial condition (such as debt to equity ratio);

■	market share and competitive leadership of the company’s products;

■	earnings growth relative to competitors; and

■	market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

At times, the Portfolio Managers may emphasize certain sectors that they believe will benefit from market or economic trends. The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

Fixed Income Strategy

The fixed income portion of the Fund’s portfolio may include mortgage-and asset-backed securities. The Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality.

The Portfolio Managers monitor national trends in the corporate and government debt securities markets, as well as a range of economic and financial factors. If particular sectors of the bond market appear relatively inexpensive, the Portfolio Managers may increase the Fund’s exposure in those sectors and decrease exposure in other sectors. The Portfolio Managers look for securities that appear underpriced compared to securities of similar structure and credit quality. The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.

To enhance yield and add diversification, the Fund may invest up to 10% of its net assets in securities that are below investment grade, provided that, at the time of investment, they are rated at least B by Standard & Poor’s (S&P) or Moody’s Investors Service (Moody’s) (or comparably rated by at least one independent credit rating agency) or, if unrated, determined by the Portfolio Managers to be of comparable quality. In choosing lower-rated securities, the Portfolio Managers generally look for bonds from issuers whose financial health appears comparatively strong, and that may have their credit ratings raised.
The Fund does not normally continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market conditions.
The Fund may also invest a significant amount of its assets in U.S. Treasury securities or other money market instruments depending on market conditions.
Although it may invest in securities of any maturity, the Fund normally seeks to maintain an average portfolio duration of two years or less.
***
The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

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PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock and bond markets. The markets' behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. While this Fund may have a shorter duration than many other income funds, this Fund is not intended to operate like a money market fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets may be volatile and values of individual securities and other investments may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. An individual security or particular type of security may be more volatile, and may perform differently, than the market as a whole.

Mid-Cap Stock Risk. At times, mid-cap companies may be out of favor with investors. Compared to larger companies, mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously.

Foreign Exposure Risk. Securities issued by U.S. entities with substantial foreign operations may involve additional risks relating to political, economic, or regulatory conditions in foreign countries.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the potential for price declines.

Call Risk. When interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

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Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Restricted Securities Risk. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid, and the Fund may be unable to sell them at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for restricted securities. In addition, the Fund may get only limited information about the issuer of a restricted security.

Illiquid Investments Risk. Illiquid investments may be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Recent Market Conditions. The financial crisis that started in 2008 continues to affect the U.S. and many foreign economies. The crisis and its after-effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The

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severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

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PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices are described in “Descriptions of Indices” in the prospectus. The performance information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses.

Past performance is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

Best quarter: Q2 '09, 11.79% Worst quarter: Q4 '08, -24.05%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/14*
	1 Year	5 Years	10 Years
Balanced Portfolio (Class I)	4.18	9.77	5.19
Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	0.77	1.41	2.85
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	11.90	16.94	9.43
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	13.22	17.19	9.56
*	Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Thomas Sontag (Managing Director of NBM, NB LLC and Neuberger Berman Fixed Income LLC), Kenneth J. Turek (Managing Director of NBM and NB LLC), Michael Foster (Senior Vice President of NBM, NB LLC and Neuberger Berman Fixed Income LLC), and Richard Grau (Vice President of NBM, NB LLC and Neuberger Berman Fixed Income LLC). Messrs. Sontag, Turek, Foster and Grau have managed the Fund’s assets since 2006, 2003, 2008 and 2008, respectively.

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BUYING AND SELLING FUND SHARES

The Fund is designed for use with certain variable insurance contracts and qualified plans. Because shares of the Fund are held by the insurance companies or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan administrators for matters involving allocations to the Fund.

When you buy and sell shares of the Fund, the share price is the Fund’s net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been received in proper form. The Fund is open for business every day the New York Stock Exchange is open.

TAX INFORMATION

Distributions made by the Fund to an insurance company separate account or a qualified plan, and exchanges and redemptions of Fund shares made by a separate account or qualified plan ordinarily do not cause the contract holder or plan participant to recognize income or gain for federal income tax purposes. Please see your variable contract prospectus or the governing documents of your qualified plan for information regarding the federal income tax treatment of the distributions to the applicable separate account or qualified plan and the holders of the contracts or plan participants, respectively.

PAYMENTS TO FINANCIAL INTERMEDIARIES

NBM and/or its affiliates may pay insurance companies or their affiliates, qualified plan administrators, broker-dealers or other financial intermediaries, for services to current and prospective variable contract owners and qualified plan participants who choose the Fund as an investment option. These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Fund over another investment or make the Fund available to their current or prospective variable contract owners and qualified plan participants. Ask your financial intermediary or visit its website for more information.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. © 2015 Neuberger Berman Management LLC. All rights reserved.

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SEC File Number: 811-4255
K0042 05/15